UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported)
February 6, 2009
THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	Zip Code

(513) 983-1100	45202

(Registrant’s telephone number, including area code)	Zip Code
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-5.A: OPINION OF SUSAN S. WHALEY
EX-5.B: OPINION OF ARENDT & MEDERNACH
EX-5.C: OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP

Item 8.01   Other Events.
On February 6, 2009, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of $750,000,000 aggregate principal amount of 3.500% Notes due 2015 and $1,250,000,000 aggregate principal amount of 4.700% Notes due 2019 under the Company’s Registration Statement on Form S-3 (Registration No. 333-145938) (the “Registration Statement”). Legal opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(c) and are incorporated herein by reference.
Also on February 6, 2009, Procter & Gamble International Funding SCA (“PGIF”), a wholly owned finance subsidiary of the Company, closed an underwritten public offering of $1,000,000,000 aggregate principal amount of Floating Rate Notes due 2010 under the Registration Statement, which are fully and unconditionally guaranteed by the Company. Legal opinions related to these notes and the guarantee are attached hereto as Exhibits (5)(a), (5)(b) and (5)(c) and are incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit
Number	Description
(5)(a)	Opinion of Susan S. Whaley, Esq., Associate General Counsel of the Company.

(5)(b)	Opinion of Arendt & Medernach, Luxembourg counsel for the Company and PGIF.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Susan S. Whaley, Esq., is contained in her opinion filed as Exhibit (5)(a).

(23)(b)	Consent of Arendt & Medernach, is contained in their opinion filed as Exhibit (5)(b).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/S/ E.J. WUNSCH
E.J. Wunsch Assistant Secretary
February 6, 2009

EXHIBIT INDEX

Exhibit
Number	Description
(5)(a)	Opinion of Susan S. Whaley, Esq., Associate General Counsel of the Company.

(5)(b)	Opinion of Arendt & Medernach, Luxembourg counsel for the Company and PGIF.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Susan S. Whaley, Esq., is contained in her opinion filed as Exhibit (5)(a).

(23)(b)	Consent of Arendt & Medernach, is contained in their opinion filed as Exhibit (5)(b).